UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	_____October 27, 2014_____

MUTUALFIRST FINANCIAL, INC.

(Exact name of registrant as specified in its chapter)

Maryland	000-27905	000-27905
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

Registrant's telephone number, including area code	_____(765) 747-2800_____

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

      On October 27, 2014 the Registrant issued a press release announcing results for the third quarter ended September 30, 2014. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
	99	Press release dated October 27, 2014.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: October 27, 2014	By:	/s/ David W. Heeter
David W. Heeter President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release, dated October 27, 2014